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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 14, 2000




                          Commission file number 1-5064




                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)


Minnesota                                41-0343440
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(State or other jurisdiction of          (I.R.S. Employer Identification number)
incorporation of organization)

5501 Norman Center Drive, Minneapolis, Minnesota      55437
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(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code: (952) 830-3300
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Item 1.  Changes in Control of the Registrant

     (a)  Not applicable.

     (b) On April 14, 2000, Jostens announced that it would hold a special meeting of shareholders on Tuesday, May 9, 2000, at 10:00 a.m. to vote on the proposed merger of Jostens with a company controlled by Investcorp, a global investment group, and its co-investors. Additionally, the special proxy in connection with the said special meeting of shareholders was mailed on April 7, 2000. A copy of the press release dated April 14, 2000, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.   Description
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          99.1          Press release issued by Jostens on April 14, 2000
                        announcing the date of the special meeting of shareholders and the mailing of the proxy statement in connection therewith.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       JOSTENS, INC.
                                       Registrant


Date:  April 14, 2000                  By  /s/ William N. Priesmeyer
                                           -------------------------------------
                                           William N. Priesmeyer
                                           Senior Vice President and Chief
                                           Financial Officer (Chief
                                           Accounting Officer)


                                       3
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                                  EXHIBIT INDEX


Exhibit       Description
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99.1          Press release issued by Jostens on April 14, 2000 announcing the date of the special meeting of shareholders and the mailing of the proxy statement in connection therewith.